UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 7, 2025	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.

(Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road

Pine Mountain, GA 31822

(Address of Principal Executive Offices) (Zip Code)

(706-663-8744)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PRKA	OTCPink

Item 5.07. Submission of Matters to a Vote of Security Holders

On March 7, 2025, Parks! America, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on January 10, 2025, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 75,726,851 shares of Common Stock issued and outstanding, each share being entitled to one vote. At the Annual Meeting, the holders of 39,402,946 shares of the Company’s Common Stock, or approximately 52.0% of the outstanding Common Stock, were represented in person or by proxy, and, therefore, a quorum was present.

At the Annual Meeting, the Company’s stockholders voted on the following matters:

1.	Proposal 1: Elect five (5) nominees to serve on the Board, each for a term of one (1) year or until his successor is duly elected and qualified;

The results of the vote were as follows:

Nominees for Director	For	Abstain
Geoffrey Gannon	37,884,045	173,647
Ralph Molina	37,956,687	101,005
Andrew Kuhn	37,883,045	174,647
Jacob McDonough	37,963,146	94,546
Matthew Hansen	37,955,146	102,546

Accordingly, Geoffrey Gannon, Ralph Molina, Andrew Kuhn, Jacob McDonough, and Matthew Hansen are duly elected.

2.	Proposal 2: Ratify GBQ LLC as the Company’s independent registered accountants for the fiscal year ending September 28, 2025;

The results of the vote were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
39,317,629	33,298	52,019	1,345,254

3.	Proposal 3: Approve, by a non-binding vote, executive compensation;

The results of the vote were as follows:

Votes For	Votes Against	Abstain
37,811,910	204,273	41,509

4.	Proposal 4: Approve the amendments to the Company’s Amended and Restated Articles of Incorporation to effect a 1 for 500 reverse stock split of the Company Common Stock followed immediately by an amendment to the Company’s restated articles of incorporation to effect a 5 for 1 forward stock split of the Company Common;

The results of the vote were as follows:

Votes For	Votes Against	Abstain
37,880,185	175,091	2,416

5.	Proposal 5: Approve the adjournment of the Annual Meeting, if necessary, to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to the Company’s shareholders a reasonable amount of time in advance of the Annual Meeting or to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 4;

The results of the vote were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
39,285,332	67,162	50,452	1,345,254

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2025

PARKS! AMERICA, INC.

By:	/s/ Rebecca S. McGraw
Name:	Rebecca S. McGraw
Title:	Chief Financial Officer

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